Exhibit 99.2

FORM OF MONTHLY CERTIFICATEHOLDER’S STATEMENT

CHASE BANK USA, NATIONAL ASSOCIATION

CIRCUIT CITY CREDIT CARD MASTER TRUST

Series 2003-2

Pursuant to the Second Amended and Restated Master Pooling and Servicing Agreement dated as of May 25, 2004 (as amended or supplemented, the “Pooling and Servicing Agreement”), as supplemented by the Series 2003-2 Supplement, dated as of April 25, 2003, as amended by Amendment No. 1 dated as of May 25, 2004 (the Supplement and, together with the Pooling and Servicing Agreement, the “Agreement”), by and between Chase Bank USA, National Association, (the “Bank”) and Deutsche Bank Trust Company Americas, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:

Due Period Ending	February 28, 2006
Determination Date	March 8, 2006
Distribution Date	March 15, 2006

Class A and Class B Accumulation Period (“Y” or “N”)?	Y
Early Amortization Period (“Y” or “N”)?	N

MASTER TRUST INFORMATION

Receivables

1. The aggregate amount of Eligible Receivables as of the end of the last day of the relevant Due Period	$2,606,538,640.25
2. The aggregate amount of Principal Receivables as of the end of the last day of the relevant Due Period (not including reduction for Discount Option Receivables)	$2,552,995,928.55
3. The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period (including reduction for Discount Option Receivables)	$2,502,158,998.97
4. The aggregate amount of Finance Charge Receivables as of the end of the last day of the relevant Due Period (not including increase for Discount Option Receivables)	$53,542,711.70
5. The aggregate amount of Finance Charge Receivables as of the end of the last day of the relevant Due Period (including increase for Discount Option Receivables)	$104,379,641.28
6. The aggregate amount of Discount Option Receivables as of the end of the last day of the relevant Due Period	$50,836,929.58
7. The Transferor Amount as of the end of the last day of the relevant Due Period	$2,371,950,665.64
8. The Minimum Transferor Amount as of the end of the last day of the relevant Due Period	$0.00
9. The Excess Funding Account Balance as of the end of the last day of the relevant Due Period	$0.00
10. The aggregate principal balance of Receivables determined to be Receivables of Defaulted Accounts for the relevant Due Period	$12,005,915.40
11. The aggregate amount of Recoveries for the relevant Due Period	$2,209,403.67
12. The Default Amount for the relevant Due Period	$9,796,511.73

Collections

13. The aggregate amount of Collections of Principal Receivables for the relevant Due Period
a.) Collection of Principal Receivables:	$251,920,597.80
b.) Discount Receivable Collections:	$(5,013,743.33)

c.) Total Principal Receivable Collections:	246,906,854.47

14. Collections of Finance Charge Receivables for the relevant Due Period
a.) Collection of Finance Charge Receivables	$33,993,763.10
b.) Interchange Amount	$1,189,998.36
c.) Discount Receivable Collections	$5,013,743.33

d.) Total Finance Charge Receivable Collections	$40,197,504.79
15. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding Account for the relevant Due Period	$0.00
16. The aggregate amount of Collections processed for the relevant Due Period (sum of lines 11+13+14+15)	$289,313,762.93
17. The average Discount Percentage for the relevant Due Period	2.00%

Invested Amounts

18. The Series 2003-2 Invested Amounts as of the end of the last day of the relevant Due Period
a. Class A	$0.00
b. Class B	$54,687,500.00
c. Collateralized Trust Obligation	$56,250,000.00
d. Class D	$56,250,000.00

e. Total Invested Amount (sum of a - d)	$167,187,500.00
19. The aggregate Invested Amount across all series of Investor Certificates outstanding as of the end of the last day of the relevant Due Period	$167,187,500.00

Investor Amounts

20. The Series 2003-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
a. Class A	$322,500,000.00
b. Class B	$65,000,000.00
c. Collateralized Trust Obligation	$56,250,000.00
d. Class D	$56,250,000.00

e. Total Adjusted Invested Amount (sum of a - d)	$500,000,000.00
21. The aggregate Investor Amount across all series of Investor Certificates outstanding as of the end of the last day of the relevant Due Period	$500,000,000.00

Series 2003-2 Allocation Percentages

22. The Fixed Percentage with respect to the relevant Due Period
a. Class A	12.94%
b. Class B	2.61%
c. Collateralized Trust Obligation	2.26%
d. Class D	2.26%

e. Series 2003-2 Total	20.07%
23. The Floating Percentage with respect to the relevant Due Period
a. Class A	0.00%
b. Class B	2.20%
c. Collateralized Trust Obligation	2.26%
d. Class D	2.26%

e. Series 2003-2 Total	6.71%

Allocation of Collections

24. The Series 2003-2 allocation of Collections of Principal Receivables for the relevant Due Period (line 22 times line 13 + Recoveries)
a. Class A	$32,247,265.65
b. Class B	$6,499,448.89
c. Collateralized Trust Obligation	$5,624,523.08
d. Class D	$5,624,523.08

e. Series 2003-2 Total	$49,995,760.70
25. The Series 2003-2 allocation of Collections of Finance Charge Receivables for the relevant Due Period (line 23 times line 14)
a. Class A	$0.00
b. Class B	$882,365.00
c. Collateralized Trust Obligation	$907,575.42
d. Class D	$907,575.42

e. Series 2003-2 Total	$2,697,515.84

Portfolio Yield and Delinquencies

26. The Portfolio Yield for the relevant Due Period (including Shared Excess Finance Charge Collections, if allocated) with respect to Series 2003-2	8.67%
27. The 3-month average Portfolio Yield for the three most recent Due Periods	9.69%
28. The Base Rate for the relevant Due Period	6.91%
29. The 3-month average Base Rate for the three most recent Due Periods	6.96%
30. Average Portfolio Yield less average Base Rate	2.73%
31. The amount of Shared Excess Finance Charge Collections allocable to Series 2003-2 with respect to any Finance Charge Shortfall in such Series for the relevant Due Period	$0.00
32. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:
(a) Delinquent 31 to 60 days	$43,646,031.79
(b) Delinquent 61 to 90 days	$26,085,959.31
(c) Delinquent 91 days or more	$52,842,267.32

Determination of Monthly Interest

33. Class A Monthly Interest:
a. Class A Monthly Interest	$1,254,166.67
b. Funds allocated and available to pay Class A
Monthly Interest for relevant Due Period (4.3a)	$4,269,338.24
c. Class A Interest Shortfall (a less b)	$0.00
d. Class A Additional Interest	$0.00
34. Class B Monthly Interest:
a. Class B Monthly Interest	$357,427.78
b. Funds allocated and available to pay Class B
Monthly Interest for relevant Due Period (4.3b)	$3,015,171.57
c. Class B Interest Shortfall (a less b)	$0.00
d. Class B Additional Interest	$0.00
35. CTO Monthly Interest
a. CTO Monthly Interest	$374,937.50
b. Funds allocated and available to pay CTO
Monthly Interest for relevant Due Period	$2,589,384.41
c. CTO Interest Shortfall (a less b)	$0.00
d. CTO Additional Interest	$0.00
36. Class D Monthly Interest:
a. Class D Monthly Interest	$440,562.50
b. Funds allocated and available to pay Class D
Monthly Interest for relevant Due Period	$1,082,036.28
c. Class D Interest Shortfall (a less b)	$0.00
d. Class D Additional Interest	$0.00

Accumulation Period

37. Required Accumulation Factor Number	11.00
38. Accumulation Period Factor	1.00
39. Accumulation Period Length	12
40. Accumulation Period Commencement Date	April 1, 2005

Determination of Monthly Principal

41. Class A Monthly Principal (pursuant to section 4.4a):
(X). Available Principal Collections	$50,653,170.80
(Y). a. Controlled Accumulation Amount	$0.00
b. Deficit Controlled Accumulation Amount	$0.00
c. Controlled Deposit Amount	$0.00
(Z). a. Class A Invested Amount as of the end of Due Period	$0.00
Class A Monthly Principal (the least of x, y, z)	$0.00
42. Class B Monthly Principal (pursuant to section 4.4b)
(distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
(X). a. Available Principal - Class A Monthly Principal	$50,653,170.80
(Y). a. Controlled Accumulation Amount	$17,708,333.33
b. Deficit Controlled Accumulation Amount	$0.00
c. Controlled Deposit Amount	$17,708,333.33
(Z). a. Class B Invested Amount as of the end of the Due Period	$54,687,500.00
Class B Monthly Principal (the least of x, y, z)	$17,708,333.33
43. CTO Monthly Principal (pursuant to section 4.4c)
(X). a. Available Principal Collections - Class A Monthly
Principal and Class B Monthly Principal	$32,944,837.47
(Y). a. Controlled Accumulation Amount	$19,270,833.33
b. Deficit Controlled Accumulation Amount	$0.00
c. Controlled Deposit Amount	$19,270,833.33
(Z). a. CTO Invested Amount as of the end of the Due Period	$56,250,000.00
CTO Monthly Principal (the least of x, y, z)	$19,270,833.33
44. Class D Monthly Principal (pursuant to section 4.4d)
(distributable only after CTO is paid in full)	$0.00

Available Funds

45. Class A Available Funds
a. Class A Finance Charge allocation (line 25a)	$0.00
b. The amount of Principal Funding Investment Proceeds and Reserve Account Investment Proceeds for such prior Due Period	$1,100,164.53
c. Any amount of Reserve Account withdrawn and included in Class A Available Funds (section 4.14d)	$159,396.65
d. Class A Available Funds (sum a-c)	$1,259,561.18
46. Class B Available Funds
a. Class B Finance Charge allocation (line 25b)	$882,365.00
b. The amount of Principal Funding Investment Proceeds and Reserve Account Investment Proceeds for such prior Due Period	$86,160.02
c. Any amount of Reserve Account withdrawn and included in Class B Available Funds (section 4.14d)	$174,978.87
d. Class B Available Funds (sum a-c)	$1,143,503.89
47. CTO Available Funds:
a. CTO Finance Charge allocation (line 25c)	$907,575.42
b. On or After CTO Principal Commencement Date, the amount of Principal Funding Investment Proceeds and Reserve Account Investment Proceeds for such prior Due Period	$940.90
c. Any amount of Reserve Account withdrawn and included in CTO Available Funds (section 4.14d)	$0.00
d. CTO Available Funds (sum a-c)	$908,516.32
48. Class D Available Funds
a. Class D Finance Charge allocation (line 25d)	$907,575.42

Reallocated Principal Collections

49. Class D Subordinated Principal Collections (to the extent needed to fund Required Amounts)	$0.00
50. Collateral Subordinated Principal Collections (to the extent needed to fund Required Amounts)	$0.00
51. Class B Subordinated Principal Collections (to the extent needed to fund Required Amounts)	$0.00
52. Total Reallocated Principal Collections	$0.00

Investor Default Amounts

53. Class A Investor Default Amount	$0.00
0.00%
54. Class B Investor Default Amount	$215,040.69
4.70%
55. CTO Investor Default Amount	$221,184.71
4.70%
56. Class D Investor Default Amount	$221,184.71
4.70%
57. Aggregate Investor Default Amount	$657,410.11
4.70%

Allocable Amounts for Series 2003-2

58. The Allocable Amount for Series 2003-2 as of the end of the relevant Due Period (Inv Default Amt + Series 03-2 Adjust Amt)
Class A	$0.00
Class B	$215,040.69
Class C	$221,184.71
Class D	$221,184.71

Aggregate Allocable Amount	$657,410.11

Required Amounts for Series 2003-2

59. Class A Required Amount (section 4.5a)
a. Class A Monthly Interest for current Distribution Date	$1,254,166.67
b. Class A Monthly Interest previously due but not paid	$0.00
c. Class A Additional Interest for prior Due Period or previously due but not paid	$0.00
d. Class A Investor Allocable Amount	$0.00
e. Class A Servicing Fee	$0.00
f. Class A Available Funds	$1,259,561.18
g. Class A Required Amount	$0.00
60. Class B Required Amount (section 4.5b)
a. Class B Monthly Interest for current Distribution Date	$357,427.78
b. Class B Monthly Interest previously due but not paid	$0.00
c. Class B Additional Interest for prior Due Period or previously due but not paid	$0.00
d. Class B Servicing Fee	$68,359.38
e. Class B Available Funds	$1,143,503.89
f. Class B Allocable Amount	$215,040.69
g. Class B Required Amount	$215,040.69
61. CTO Required Amount (section 4.5c)
a. CTO Monthly Interest for current Distribution date	$374,937.50
b. CTO Monthly Interest previously due but not paid	$0.00
c. CTO Additional Interest for prior Due Period or previously due but not paid	$0.00
d. CTO Servicing Fee	$70,312.50
e. Amounts available to pay a-d	$2,589,384.41
f. Excess of CTO Allocable Amount over funds available to make payments	$0.00
g. CTO Required Amount	$0.00

Investor Charge-Offs

62. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation Amount and Class D Invested Amount
a. Class A	$0.00
b. Class B	$0.00
c. Collateralized Trust Obligation Amount	$0.00
d. Class D	$0.00
63. The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D Invested Amount
a. Class B	$0.00
b. Collateralized Trust Obligation Amount	$0.00
c. Class D	$0.00

64. The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
a. Collateralized Trust Obligation Amount	$0.00
b. Class D	$0.00
65. The aggregate amount of Class D Charge-Offs and the reductions in Class D Invested Amount
a. Class D	$0.00

Servicing Fee
(1.5% of total Invested Amount)
66. Class A Servicing Fee for the relevant Due Period	$0.00
67. Class B Servicing Fee for the relevant Due Period	$68,359.38
68. CTO Servicing Fee for the relevant Due Period	$70,312.50
69. Class D Servicing Fee for the relevant Due Period	$70,312.50

Reserve Account

70. Lowest historical 3 month average Portfolio Yield less 3 month average Base Rate (must be > 4%, or line 71 will adjust accordingly)	4.85%
71. Reserve Account Funding Date (based on line 70)	02/15/05
72. Required Reserve Account Amount (after the Reserve Account Funding Date, 0.5% times the Class A, Class B, and CTO O/S Certificates)	$2,218,750.00
73. Covered Amount	$1,514,218.29
74. Available Reserve Account Amount
a. Reserve Draw Amount (covered amount - p.f. proceeds)	$334,375.52
b. Reserve Account Investment Proceeds	$7,422.68
c. Amount on deposit in the Reserve Account at the end of the relevant Due Period less Investment Proceeds	$2,218,750.00
d. Required Reserve Account Amount	$2,218,750.00
e. Available Reserve Account Amount (after Reserve Draw)	$1,884,374.48
f. Required Reserve Account Deposit on Distribution Date	$334,375.52

Principal Funding Account

75. Principal Funding Account Balance at the beginning of the Due Period less investment proceeds.	$332,812,500.00
76. a. Monthly Deposits to the Principal Funding Account during the relevant Due Period (pursuant to sec 4.6f)	$36,979,166.67
b. Principal Funding Account Investment Proceeds	$1,179,842.77
77. Withdrawals from the Principal Funding Account during the relevant Due Period	$0.00
78. Principal Funding Account Balance as of the last day of the relevant Due Period less investment proceeds.	$369,791,666.67

Spread Account

79. Required Spread Account Percentage
a. Adjusted Portfolio Yield	19.26%
b. Three-Month Average Excess Spread Percentage	12.07%
c. Required Spread Account Percentage	3.00%
80. Spread Account Activity
a. Spread account balance as of the beginning of the due period	$15,053,688.61
b. Deposits/(withdrawals), during the due period	$(3,507.18)
c. Spread Account balance as of the end of the due period	$15,050,181.43
d. Investment Proceeds	$50,181.43
e. Spread Account balance as of the end of the due period, net of Investment Proceeds	$15,000,000.00
f. Withdrawals on the Distribution Date	$0.00
81. Spread Account Required Amounts
a. Available Spread Account Amount	$15,000,000.00
b. Required Spread Account Amount	$15,000,000.00
c. Excess on Deposit over/Deficiency under the Required Spread Account Amount	$0.00
d. Deposits on the Distribution Date	$0.00
e. Distributions to the Transferor	$0.00
f. Spread Account Balance as of the end of the Distribution Date	$15,000,000.00
82. Spread Account Funding
Amount applied to fund Spread Account attributed to Excess Spread and Shared Excess Finance Charge Collections	$0.00

83. LIBOR Determination date for the relevant Due Period	2/13/2006
84. LIBOR rate for the relevant Due Period	4.57000%
85. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 8th day of March 2006.

CHASE BANK USA,
National Association as Servicer

By:	/s/ Patricia Garvey
Patricia Garvey Vice President